                                                                      EXHIBIT 10
                                  $125,000,000
                                Debt Securities

                                TERMS AGREEMENT



                                                       October 26, 1994



To:      United Companies Financial Corporation
         4041 Essen Lane
         Baton Rouge, Louisiana  70809

Dear Sirs:

          Reference is made to the United Companies Financial Corporation Securities Underwriting Agreement-Basic Provisions dated September 29, 1994 (the "Underwriting Agreement"). This Agreement is the Terms Agreement referred to in the Underwriting Agreement. We offer to purchase, on and subject to the terms and conditions of the Underwriting Agreement, the following securities ("Securities") on the following terms:

Title:                                     9.35% Senior Notes due November 1, 1999

Principal Amount to be issued:             $125,000,000

Date of maturity:                          November 1, 1999

Interest rate:                             9.35%

Interest payment dates:                    May 1 and November 1 of each year.

Public offering price:                     100.00%, plus accrued interest, if any, from November 2, 1994.

Purchase Price:                            98.75%, plus accrued interest, if any, from November  2, 1994
                                           (payable by wire transfer in same-day federal funds, less one day's interest at the federal funds rate to an account or accounts to be specified by the Company).

Underwriting Commission:                   1.25%


Redemption provisions:                     The Notes are not redeemable prior to maturity.





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

Indenture Provisions:                      As described in the Indenture dated as of October 1, 1994, between the Company and The First National Bank of Chicago, as Trustee, as
                                           supplemented by the First Supplemental Indenture, dated as of
                                           November 2, 1994.

Conversion or                              None.
Exchange Provisions:

Delayed Delivery Contracts:                None.

Closing date and location:                 November 2, 1994, 10:00 A.M.;
                                           Simpson Thacher & Bartlett, 425 Lexington Avenue
                                           New York, New York  10017

Additional co-managers:                    Chemical Securities Inc. and NationsBanc Capital Markets, Inc.


Notices to Underwriters:                   Notices to the Underwriters shall be directed to:
                                           Merrill Lynch & Co.
                                           Merrill Lynch World Headquarters
                                           World Financial Center
                                           North Tower
                                           New York, NY  10281
                                           Attention of Peter Jachym,
                                           with copy to:
                                           Simpson Thacher & Bartlett,
                                           Attention of Peter J. Gordon

Option Securities:                         None.

Other terms:                               The Company will reimburse the Underwriters up to an aggregate amount of $200,000, pursuant to Section 4 of the Underwriting
                                           Agreement, if the Underwriting Agreement is terminated in
                                           accordance with the provisions of Section 5 or 9(a)(i) thereto.

                 The Company represents and warrants to each of us that the representations and warranties of the Company set forth in Section 1 of the Underwriting Agreement are accurate as though expressly made at and as of the date hereof. All of the provisions contained in the Underwriting Agreement, a copy of which is attached hereto as Annex A, are herein incorporated by reference in their entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein. Terms defined in such document are used herein as therein defined.

                 As contemplated by Section 2 of the Underwriting Agreement, attached as Schedule A hereto is a completed list of





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
our respective underwriting commitments, which shall be a part of this Agreement and the Underwriting Agreement.

                 This Agreement shall be governed by the laws of the State of New York without regard to the conflicts of law principles thereof.

                 If the foregoing is in accordance with your understanding of the agreement between the Underwriters and you, please sign and return to the Underwriters a counterpart hereof, whereupon this instrument along with all counterparts and together with the Underwriting Agreement shall be a binding agreement between the Underwriters and you in accordance with its terms and the terms of the Underwriting Agreement.


                                          Very truly yours,

                                          MERRILL LYNCH, PIERCE, FENNER & SMITH
                                          INCORPORATED (for itself as
                                          Underwriter and as Representative of
                                          the Underwriters)

                                               By:  ________________________
                                                    Peter Jachym
                                                    Director


Confirmed and accepted as of
the date first above written:

UNITED COMPANIES
FINANCIAL CORPORATION


By: ________________________
    Laura T. Martin
    Senior Vice President
    and Treasurer





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
                                   SCHEDULE A




                                                     Principal Amount
                                                         of Debt
                                                        Securities
             Underwriter                             to be Purchased
             -----------                             ---------------
Merrill Lynch, Pierce, Fenner & Smith
Incorporated . . . . . . . . . . . . . . .           $ 87,500,000
Chemical Securities Inc. . . . . . . . . .             18,750,000
NationsBanc Capital Markets, Inc.. . . . .             18,750,000
                                                     ------------
                          Total                      $125,000,000
                                                     ============





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